                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 MINERA ANDES
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                               MINERA ANDES INC.
                            3303 North Sullivan Road
                         Spokane, Washington, 99216 USA

                                     NOTICE
                                     ------

        OF THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

TO THE SHAREHOLDERS:

TAKE NOTICE that an Annual General and Special Meeting of the Shareholders of Minera Andes Inc. (the Corporation") will be held in the Main Boardroom at the offices of Armstrong Perkins Hudson at 1600, 407 - 2nd Street S.W., Calgary, Alberta, T2P 2Y3 at the hour of 10:00 a.m (Calgary time), on June 23, 2000, for the following purposes:

1. to receive and consider the annual report of the board of directors to the shareholders and the audited financial statements of the Corporation, for the fiscal year ended December 31, 1999, and the report of the Auditors thereon;

2.   to fix the number of directors to be elected for the ensuing year;

3.   to elect a Board of Directors for the ensuing year;

4. to approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the Management Information Circular prepared for the purpose of the Meeting authorizing the issuance of up to 30,000,030 common shares of the Corporation or securities convertible into common shares pursuant to one or more private placements in the twelve months commencing June 30, 2000 on the terms and conditions set forth in the Management Information Circular;

5. to approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the Management Information Circular prepared for the purpose of the Meeting relating to the approval of the participation of N.A. Degerstrom, Inc., Allen Ambrose and Brian Gavin in future private placements of the Corporation on the terms and conditions set forth in the Management Information Circular;

6. to approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the Management Information Circular prepared for the purpose of the Meeting relating to the approval of an amendment to the Corporation's stock option plan;

7. to approve and adopt, with or without modification, the special resolution as more particularly set forth in the Management Information Circular prepared for the purpose of the Meeting relating to amending the Articles of Amalgamation of the Corporation in order to permit the Corporation to hold shareholder meetings outside Alberta;

8. to appoint PricewaterhouseCoopers LLP as Auditors for the ensuing year at renumeration to be fixed by the directors; and

9. to transact any such other business as may properly be brought before the Meeting or any adjournment thereof.

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of Instrument of Proxy and return it in the envelope provided for that purpose.

DATED at the City of Spokane, in the State of Washington, this 15th day of May, 2000.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    "Allen Ambrose"
                                    ---------------
                                    Allen V. Ambrose, President

                                   IMPORTANT

It is desirable that as many shares as possible be represented at the meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed instrument of proxy and return it as soon as possible in the envelope provided for that purpose. All proxies, to be valid, must be deposited at the office of the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, 6th Floor, Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty eight (48) hours prior to the meeting or any adjournment thereof.

                            [LOGO OF MINERA ANDES]

                                   NOTICE OF

                                    - and -

                        MANAGEMENT INFORMATION CIRCULAR

                 FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF
                            COMMON SHAREHOLDERS OF

                               MINERA ANDES INC.



                              DATED JUNE 23, 2000



THIS NOTICE AND MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF MINERA ANDES INC. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL AND SPECIAL MEETING OF ALL COMMON SHAREHOLDERS

                                 TO BE HELD AT:

                            ARMSTRONG PERKINS HUDSON
                          1600, 407 - 2nd Street S.W.
                           Calgary, Alberta, T2P 2Y3

                             In the Main Boardroom

                             Friday, June 23, 2000

              Minera Andes Inc. Meeting: 10:00 a.m. (Calgary Time)

                               TABLE OF CONTENTS

                                                                          Page #


SOLICITATION OF PROXIES..................................................   -1-

APPOINTMENT AND REVOCATION OF PROXIES....................................   -1-

ADVICE TO BENEFICIAL SHAREHOLDERS........................................   -2-

VOTING OF PROXIES........................................................   -2-

VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT...............................................................   -3-

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS.........................   -6-
     Compensation of Directors...........................................   -6-
     Compensation of Officers............................................   -6-
     Stock Option Plan...................................................  -13-
     Other Compensation..................................................  -19-

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS.........................  -19-

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS AND IN MATTERS TO BE ACTED
UPON.....................................................................  -20-

PARTICULARS OF MATTERS TO BE ACTED UPON..................................  -20-
     Report to Shareholders..............................................  -20-
     Number of Directors.................................................  -20-
     Election of Directors...............................................  -20-
     Approval of the Issuance of Common Shares...........................  -24-
     Approval of the Issuance of Common Shares for Private Placement to
     Insiders............................................................  -27-
     Amendment to Stock Option Plan......................................  -30-
     Approval of Amendment to the Articles of Amalgamation to Allow
     Shareholders Meetings to be Held Outside Alberta....................  -32-
     Appointment of Auditor..............................................  -33-

ATTENDANCE OF ACCOUNTANTS................................................  -33-

GENERAL..................................................................  -33-

FINANCIAL STATEMENTS.....................................................  -33-

INCORPORATION OF DOCUMENTS BY REFERENCE..................................  -33-

OTHER BUSINESS...........................................................  -34-

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..................  -34-

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING............................  -35-

CERTIFICATE..............................................................  -36-

                               MINERA ANDES INC.
                            3303 North Sullivan Road
                              Spokane, Washington
                                USA        99216

                        MANAGEMENT INFORMATION CIRCULAR
                        -------------------------------

       FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

                                 June 23, 2000

ALL AMOUNTS OF MONEY WHICH ARE REFERRED TO IN THIS MANAGEMENT INFORMATION CIRCULAR ARE EXPRESSED IN LAWFUL MONEY OF THE UNITED STATES UNLESS OTHERWISE SPECIFIED

NOTE: Shareholders who do not hold their common shares in their own name, as registered shareholders, should read "Advice to Beneficial Shareholders" within for an explanation of their rights.

                             SOLICITATION OF PROXIES
                             -----------------------

THIS MANAGEMENT INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF MINERA ANDES INC. (the "Corporation") of proxies for the annual general and special meeting of the shareholders of the Corporation (the "Meeting") to be held on June 23, 2000, at 10:00 a.m. (Calgary time) in the Main Boardroom, at the offices of Armstrong Perkins Hudson, 1600, 407 - 2nd Street S.W., Calgary, Alberta, T2P 2Y3 or at any adjournment thereof for the purposes set forth in the accompanying Notice of Meeting. The Management Information Circular will be mailed on or about May 19, 2000.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation, at a nominal cost. In accordance with National Policy No. 41, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

                      APPOINTMENT AND REVOCATION OF PROXIES
                      -------------------------------------

The persons named in the enclosed Instrument of Proxy, Allen V. Ambrose, President, of Spokane, Washington and Bonnie L. Kuhn, Secretary, of Calgary, Alberta, have been selected by the directors of the Corporation and have indicated their willingness to represent as proxy the shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ALLEN V. AMBROSE OR BONNIE L. KUHN, BEING THE MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Instrument of Proxy the name of the person to be designated and deleting therefrom the names of the management designees, or by completing another proper form of proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and should provide instructions on how the shareholder's common shares are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached, where an attorney executed the proxy form.

A form of proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to the Montreal Trust Company of Canada, 6th Floor, Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty-eight (48) hours prior to the Meeting or any adjournment thereof. Late proxies may be accepted or rejected at any time prior to the commencement time of the Meeting by the Chairman of the Meeting in his discretion and the Chairman is under no obligation to accept or reject any particular late proxy.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it, any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof. In addition, a proxy may be revoked by the shareholder personally attending at the meeting and voting his common shares.

                        ADVICE TO BENEFICIAL SHAREHOLDERS
                        ---------------------------------

Shareholders who do not hold their common shares in their own name (referred to herein as "Beneficial Shareholders") are advised that only proxies from shareholders of record can be recognized and voted upon at the Meeting. Beneficial Shareholders who complete and return a proxy must indicate thereon the person (usually a brokerage house) who holds their common shares as a registered shareholder. Every intermediary (broker) has its own mailing procedure, and provides its own return instructions, which should be carefully followed. The Instrument of Proxy supplied to Beneficial Shareholders is identical to that provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder.

All references to shareholders in this Management Information Circular and the accompanying Instrument of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

                                VOTING OF PROXIES
                                -----------------

The persons named in the enclosed Instrument of Proxy are directors and\or officers of the Corporation who have indicated their willingness to represent as proxy the shareholder who appoints them. Each shareholder may instruct his Proxy how to vote his common shares by completing the blanks on the Instrument of Proxy.

All common shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

The enclosed instrument of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the notice of meeting and any other matters which may properly come before the Meeting. As of the date hereof, the Corporation is not aware of any amendments to, variations of or other matters which may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Corporation.

                      VOTING SHARES AND SECURITY OWNERSHIP
                      ------------------------------------
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                  -------------------------------------------

The authorized share capital of the Corporation consists of an unlimited number of common shares and an unlimited number of preferred shares (non-voting). As of the effective date of this Management Information Circular, being May 1, 2000 unless otherwise indicated (the "Effective Date"), the issued and outstanding share capital of the Corporation consists of 30,000,030 common shares. To date, no preferred shares have been issued.

The Corporation will prepare a list of shareholders of record at the close of business on May 15, 2000 (the "Record Date"). A holder of common shares named on that list will be entitled to vote such common shares at the Meeting on the basis of one vote for each common share held except to the extent that, (i) the holder transfers his or her common shares after the close of business on the Record Date, and (ii) such transferee produces properly endorsed common share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the common shares, at least ten (10) days prior to the Meeting, in which case the transferee may vote those common shares at the Meeting.

The By-laws of the Corporation provide that holders present not being less than two (2) in number and holding or representing not less than ten (10%) percent of the issued common shares of the Corporation, shall constitute a quorum for the meeting in respect of holders of common shares.

The following table sets forth certain information regarding the beneficial ownership, as of May 1, 2000 of the common shares by (i) each person known by the Corporation to own beneficially more than 5% of the common shares, (ii) each director of the Corporation, (iii) each officer of the Corporation and (iv) all directors and executive officers as a group. Except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them.

                                          Common Shares            Percentage of
   Name and Place of Residence        Beneficially Owned /(1)/   Common Shares /(1)/
====================================================================================
Officers & Directors

Allen V. Ambrose                                 407,200/(2)/                  1.34%
3303 North Sullivan Road
Spokane, Washington  99216

Armand Hansen                                    291,000/(3)/                  0.96%
3303 North Sullivan Road
Spokane, Washington  99216

John Johnson Crabb                               190,000/(3)/                  0.63%
4950 Gonzales Road
Madeira Park, British Columbia
V0H 2H0

Brian Gavin                                      410,400/(2)/                  1.35%
3303 North Sullivan Road
Spokane, Washington  99216

A.D. (Darryl) Drummond                           140,000/(4)/                  0.46%
422, 470 Granville Street
Vancouver, British Columbia
V6C 1V5

Bonnie L. Kuhn                                    91,000/(5)/                  0.30%
1600, 407 - 2nd Street S.W.
Calgary, Alberta T2P 2Y3


                                          Common Shares            Percentage of
   Name and Place of Residence        Beneficially Owned /(1)/   Common Shares /(1)/
                                     ==============================================
Allan J. Marter                                  140,000/(4)/                  0.46%
1660 Lincoln Street, Suite 3000
Denver, Colorado  80264
                                     ----------------------------------------------

5% or Greater Shareholders

Neal A. and Joan L. Degerstrom                 5,100,000/(6)(7)/              17.00%
3303 North Sullivan Road
Spokane, Washington  99216

All directors and executive                    1,669,600/(8)/                  5.07%
 officers as a group (7 persons)


Notes:

(1) Common shares which the person or group has the right to acquire within 60 days after May 1, 2000 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.

(2)  Includes:

     (a) stock options entitling the holder to acquire 50,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.44 but were repriced on March 8,
          1999);

     (b) stock options entitling the holder to acquire 30,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
          1999); and

     (c) stock options entitling the holder to acquire 210,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 190,000 common shares of which options to acquire 110,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 80,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998).

(3)  Includes:

     (a) stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.44 but were repriced on March 8,
          1999);

     (b) stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share

          (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999); and

     (c) stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and option to acquire 40,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998).

(4)  Includes:

     (a) stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
          1999); and

     (b) stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 40,000 were exercisable common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998).

(5)  Includes:

     (a) stock options entitling the holder to acquire 10,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
          1999); and

     (b) stock options entitling the holder to acquire 80,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 60,000 common shares which were exercisable upon payment of Cdn $1.27 per common share (these options originally had an exercise price of Cdn $1.73 but were repriced on February 20, 1998).

(6) The common shares are owned beneficially by Mr. and Mrs. Degerstrom by virtue of their combined majority control of the record owner, N.A. Degerstrom, Inc. ("Degerstrom").

(7) Does not include 1,213,409 common shares reserved for issuance to Degerstrom upon the satisfaction of certain performance criteria.

(8) The directors and officers collectively hold options entitling the holders to acquire 290,000 common shares at an exercise price of Cdn$0.68 and options entitling the holders to acquire 980,000 common shares at an exercise price of Cdn$0.55.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
               -------------------------------------------------

A.   Compensation of Directors

The Corporation has six directors. During the fiscal period ended December 31, 1999, the Corporation paid no cash compensation (including salaries, director's fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned by the directors for services rendered) to the directors for services rendered as such. The directors are reimbursed for expenses incurred in attending any directors meetings.

Two (2) of the directors were, at December 31, 1999, and currently are executive officers of the Corporation. Executive officers of the Corporation who also act as directors do not receive any additional compensation for services rendered in their capacity as directors other than as paid by the Corporation to such executive officers in their capacity as executive officers. See "Compensation of Officers". The Corporation does carry liability insurance for its directors.

During the fiscal year ended December 31, 1999, a total of 770,000 stock options were granted to directors of the Corporation. These stock options were granted effective June 3, 1999. In addition, a total of 90,000 stock options were repriced from Cdn$1.44 to Cdn$0.68 and a total of 110,000 stock options were repriced from Cdn$1.10 to Cdn$0.68.

B.   Compensation of Officers

1.   Cash

During the fiscal period ended December 31, 1999, the Corporation employed three
(3) executive officers, Allen V. Ambrose, President, Brian Gavin, Vice President, Exploration and Allan J. Marter, Chief Financial Officer all of whom except for Allan J. Marter continue to be employed. Allan J. Marter resigned as Chief Financial Officer on March 29, 2000. The aggregate cash compensation (including salaries, directors' fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned) paid to such executive officers and corporations controlled by them, by the Corporation and its subsidiaries for services rendered during the fiscal period ended December 31, 1999, was $254,779. Other than as herein set forth, the Corporation did not pay any additional compensation to its executive officers (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees).

The following table sets forth total compensation paid by the Corporation and its subsidiaries, as the case may be, for that portion of the last three fiscal years in which the above were in existence in respect of the President and those officers whose compensation in the last fiscal year was $100,000 Cdn or more (the "Named Executive Officers"); in this case Allen V. Ambrose, President and Brian Gavin, Vice President, Exploration.

                                                    Statement of Executive Compensation

                                                        Annual Compensation                  Long-Term Compensation
                                                        -------------------
                                                                                                 Awards Payouts
                                                                                      Securities
                                                                                       Granted      Restricted              All
                                                      Performance      Other            Under        Shares or             other
                                                        Right          Annual           Option      Restricted   LTIP(2)  Compen-
Name and                                                 ($)        Compensation       /SARS(1)       Share-     Payouts  sation
Principal Position            Year         Salary ($)   (Bonus)          ($)            Granted         Units       ($)     ($)
Allen V. Ambrose          January 1, 1997    89,126       Nil       11,436/(4)(6)/     80,000            Nil        Nil     Nil
President and Director  -December 31, 1997

                          January 1, 1998    96,200       Nil        9,660/(7)(9)/    220,000/(13)/      Nil        Nil     Nil
                        -December 31, 1998

                          January 1, 1999    92,302/(15)/ Nil        8,960/(10)(12)/  290,000/(14)/      Nil        Nil     Nil
                        -December 31, 1999

Brian Gavin               January 1, 1997   117,510       Nil       13,762/(5)(6)/     80,000            Nil        Nil     Nil
Vice President,         -December 31, 1997
Exploration
                          January 1, 1998   122,600       Nil       11,112/(8)(9)/    220,000/(13)/      Nil        Nil     Nil
                        -December 31, 1998

                          January 1, 1999   105,502/(15)/ Nil        9,620/(11)(12)/  290,000/(14)/      Nil        Nil     Nil
                        -December 31, 1999

Notes:

(1) "SAR"s or "Stock appreciation right" means a right granted by the Corporation, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of the Corporation.

(2) "LTIP" or "long term incentive plan" means any plan which provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.

(3) Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 99% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington Unemployment Insurance, Washington Workers Compensation, FICA Medicare, FUTA and Argentine benefits, in the case of Brian Gavin.

(4) From January 1997 to December 1997 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:

               401 K Base           $5,292.00
               401 K Match          $1,764.00
               Medical Insurance    $4,380.00

(5) From January 1997 to December 1997 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:

               401 K Base           $7,036.00
               401 K Match          $2,345.00
               Medical Insurance    $4,380.00

(6) Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 100% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington Unemployment Insurance, Washington Workers Compensation, FICA Medicare, FUTA and Argentine benefits, in the case of Brian Gavin.

(7) From January 1998 to December 1998 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:

               401 K Base           $3,360.00
               401 K Match          $1,920.00
               Medical Insurance    $4,380.00

(8) From January 1998 to December 1998 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:

               401 K Base           $4,284.00
               401 K Match          $2,448.00
               Medical Insurance    $4,380.00

(9) Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 100% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington Unemployment Insurance, Washington Workers Compensation, FICA Medicare and FUTA.

(10) From January 1999 to December 1999 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:

               401 K Base           $2,748
               401 K Match          $1,832

               Medical Insurance    $4,380

(11) From January 1999 to December 1999 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:

               401 K Base           $3,144
               401 K Match          $2,096
               Medical Insurance    $4,380

(12) Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 100% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington Unemployment Insurance, Washington Workers Compensation, FICA Medicare and FUTA.

(13) Includes stock options granted on March 2, 1998 entitling the holder to acquire 30,000 common shares of the Corporation at an exercise price of Cdn $0.68 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999). In addition, includes the following stock options which were repriced during 1998:

     (a) stock options entitling the holder to acquire 110,000 common shares of the Corporation at an exercise price of Cdn $1.15 (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998). These options were subsequently canceled in April, 1999; and

     (b) stock options entitling the holder to acquire 80,000 common shares of the Corporation at an exercise price of Cdn $1.15 (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998). These options were subsequently canceled in April, 1999.

(14) Includes stock options granted on June 3, 1999 entitling the holder to acquire 210,000 common shares of the Corporation at an exercise price of Cdn $0.55. In addition, includes the following stock options which were repriced during 1999:

     (a) stock options entitling the holder to acquire 50,000 common shares of the Corporation at an exercise price of Cdn $0.68 (these options originally had an exercise price of Cdn $1.44 but were repriced on March 8, 1999); and

     (b) stock options entitling the holder to acquire 30,000 common shares of the Corporation at an exercise price of Cdn $0.68 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999).

2.   Stock Options

The Named Executive Officers of the Corporation were granted 210,000 stock options each and each had 80,000 stock options repriced during the fiscal period ended December 31, 1999. The following table sets forth stock options granted and the stock options repriced during the fiscal year ended December 31, 1999, to the Named Executive Officers:

         OPTIONS GRANTED DURING THE FISCAL YEAR ENDED DECEMBER 31, 1999

 Name of              Number       % of Total     Market    Exercise
 Optionee               of           Options      Price     Price Per                       Potential Realizable
                      Common       Granted to     as at      Common       Expiry Date         Value at Assumed
                      Shares        Employees     Date        Share                            Annual Rates of
                     Reserved      in Fiscal     of Grant     Cdn $                              Stock Price
                       Under          Year        Cdn $                                        Appreciation for
                      Option                                                                  Option Term /(7)/
                                                                                                 5%        10%
Allen V.              210,000         45.3%       $0.61     $0.55         June 3, 2004        $47,992    $90,806
 Ambrose/(3)/
President              50,000         68.3%       $0.50     $0.68/(5)/    January 10, 2001        Nil        Nil

                       30,000           56%       $0.50     $0.68/(6)/    March 2, 2003           Nil    $ 1,562

Brian Gavin/(4)/      210,000         45.3%       $0.61     $0.55         June 3, 2004        $47,992    $90,806
Vice President,
Exploration            50,000         68.3%       $0.50     $0.68/(5)/    January 10, 2001        Nil        Nil

                       30,000           56%       $0.50     $0.68/(6)/    March 2, 2003           Nil    $ 1,562

Notes:

(1) On May 1, 2000 the closing price of the common shares on the Canadian Venture Exchange Inc. was Cdn$0.22.

(2)  All amounts in this table are in Canadian dollars.

(3)  Executive Officer who is also a director.

(4)  Executive Officer of the Corporation and Director of MASA.

(5) In February of 1999, The Alberta Stock Exchange (now the Canadian Venture Exchange Inc.) consented to the above options being repriced to Cdn $0.68 per common share from $1.44 per common share.

(6) In February of 1999, The Alberta Stock Exchange (now the Canadian Venture Exchange Inc.) consented to the above options being repriced to Cdn $0.68 per common share from $1.10 per common share.

(7) In accordance with rules of the Securities and Exchange Commission, these amounts are the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

On March 8, 1999, the Corporation's Board of Directors repriced certain options previously granted to Mr. Ambrose, Mr. Gavin and certain of the Corporation's directors, employees and consultants. These options were originally granted in January 1996 and March 1998 at exercise prices of Cdn$1.44 and Cdn$1.10 per share, respectively, and were repriced at an exercise price of Cdn$0.68 per share, as calculated below.

The purpose of the Plan is to provide long term incentives to encourage the Corporation's directors, officers and consultants to remain with the Corporation and promote the Corporation's success. In taking the action to reprice the existing options, the Board of Directors determined that options with exercise prices at the then current market value provided better incentives to the Corporation's directors, officers and consultants for performance than options with exercise prices well in excess of such prices.

The options repriced were done so using a combination of the six month weighted average closing price for the Corporation's common shares and current market prices at the time of the repricing. The policies of The Alberta Stock Exchange provided for circumstances in which stock options could be repriced. The policy provided that The Alberta Stock Exchange may consider an application to amend the exercise price to any option previously approved by The Alberta Stock Exchange and which has been outstanding for less than twelve (12) months only in the event there was a difference of at least twenty-five percent (25%) between the exercise price previously approved by The Alberta Stock Exchange and the weighted average trading price of the issuers listed securities during the six month period preceding the date of the application for the amendment. In this case, The Alberta Stock Exchange reviewed the weighted average closing price for the six months prior to the application for repricing being made and determined that the options could be repriced at current market levels. The Alberta Stock Exchange considered Cdn $0.68 reflected the current market price and allowed the options to be repriced.

The following table sets forth details of the fiscal year-end value of unexercised options on an aggregated basis held by the Named Executive Officers for the fiscal year ended December 31, 1999:

AGGREGATED OPTION VALUES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

       Name           Securities       Aggregate       Unexercised Options at       Value of Unexercised
                     Acquired on         Value          Most Recent Year End      In-the-Money Options at
                      Exercise         Realized                (#)                  Most Recent Year End
                         (#)              ($)              Exercisable               (Cdn $)/(1)(2)(4)/
                                                          /Unexercisable                 Exercisable
                                                                                       /Unexercisable
Allen V. Ambrose,              0               0           290,000/Nil                       0/0
President

Brian Gavin,                   0               0           290,000/Nil                       0/0
Vice President,
Exploration

Notes:
(1) Value of unexercised in-the-money options calculated using the closing price of common shares on the Canadian Venture Exchange Inc. on December 31, 1999, less the exercise price of in-the-money stock options.

(2) On December 31, 1999 the last day the common shares traded in 1999, the closing price of the common shares on the Canadian Venture Exchange Inc. was Cdn $0.18. The exercise price of these options was greater than the closing price on December 31, 1999.

(3)  The amounts are in Canadian dollars.

(4) Of the above options, 80,000 granted to each of Allen Ambrose and Brian Gavin were repriced on March 8, 1999 to an exercise price of $0.68 and 210,000 were granted to each of Allen Ambrose and Brian Gavin effective June 3, 1999.

3.   Long-term Incentive Plans

The Corporation has not had and does not currently have any long term incentive plans, other than stock options to be granted from time to time by the board of directors under the provisions of the Corporation's stock option plan. See "Stock Option Plan".

4.   Stock Appreciation Rights and Restricted Shares

No stock appreciation rights or restricted shares were granted by the Corporation to the Named Executive Officers of the Corporation during the fiscal periods ended December 31, 1997, December 31, 1998 or December 31, 1999. Furthermore, no stock appreciation rights were exercised.

5.   Stock Option and SAR Repricing

The Corporation did not make any downward repricing of stock options or stock
appreciation rights during the fiscal period ended December 31, 1997.   During
the fiscal year ended December 31, 1998 the Corporation repriced options to acquire 190,000 common shares of the Corporation held by each of the Named Executive Officers. During the fiscal year ended December 31, 1999 the Corporation repriced options to acquire 80,000 common shares of the Corporation held by each of the Named Executive Officers effective March 8, 1999. The 80,000 options held by each of the Named Executive Officers were repriced to $0.68, from $1.44 as to 50,000 options, and from $1.10 as to 30,000 options. See "Stock Options".

6.   Pension and Retirement Plans and Payments made upon Termination of
     Employment

The Corporation does not have in place any pension or retirement plan. The Corporation has not provided compensation, monetary or otherwise, during the preceding fiscal year, to any person who now acts or has previously acted as a Named Executive Officer of the Corporation, in connection with or related to the retirement, termination or resignation of such person and the Corporation has provided no compensation to such persons as a result of a change of control of the Corporation, its subsidiaries or affiliates. The Corporation is not party to any compensation plan or arrangement with a Named Executive Officer resulting from the resignation, retirement or the termination of employment of such person.

7.   Employment and Management Contracts

(a) N.A. Degerstrom, Inc. ("Degerstrom") provides management services to the Corporation and acts as operator of the Corporation's properties and projects pursuant to an operating agreement entered into on March 15, 1995 ("Operating Agreement"). Under the Operating Agreement, Degerstrom operates and manages the exploration program on all properties and provides related offsite administrative assistance as required. This agreement allows the Corporation to minimize its overhead by providing for reimbursement to Degerstrom of direct out of pocket and certain allocated indirect costs and expenses and the payment of a management fee of 15%. During the year ended December 31, 1999 administrative fees were paid to Degerstrom of $48,240 on total costs incurred by the Corporation of $492,325. Equipment rentals of $6,070 were included in the total costs for 1999.

(b) The Corporation had entered into an agreement dated April 30, 1996, as amended on October 31, 1997 with Waiata Resources located in Littleton, Colorado. The agreement provided that Allan J. Marter, who is the principal of Waiata Resources ("Waiata") and a director and officer of the Corporation, would provide financial advisory services to the Corporation including the oversight of the accounting function and reporting, joint venture negotiations and documentation, business and financial planning and the review and evaluation of investment opportunities. Waiata received a retainer of $2,800 per month which entitled the Corporation of up to five days of advisory services from Allan J. Marter per month. Additional advisory services were paid at the pro rata rate based on $560 per day.
     The agreement provided for termination by the Corporation upon thirty days written notice. This agreement has since been terminated upon the resignation of Allan J. Marter as Chief Financial Officer.

C.   Stock Option Plan

The Board of Directors of the Corporation has adopted a stock option plan (the "Plan") which was approved with amendments by the shareholders of the Corporation at the Annual and Special Meeting of Shareholders held on June 26, 1996. Subsequently at the Corporation's Annual and Special Meeting of Shareholders held on June 26, 1998, the shareholders of the Corporation approved a further amendment increasing the total number of common shares reserved for issuance under the Plan from 2,000,000 to 3,000,000 common shares. The Corporation maintains the Plan for the benefit of its employees and others who provide services to the Corporation. The Board of Directors believes the availability of stock incentives is an important factor in the Corporation's ability to attract and retain experienced and competent employees and to provide an incentive for them to exert their best efforts on behalf of the Corporation. Certain provisions of the Plan are described below.

As of May 1, 2000, out of the total 3,000,000 shares provided for issuance under the Plan only 820,000 shares remain available for grant. The Board of Directors believes additional shares will be needed under the Plan to provide appropriate incentives to key employees and others. Accordingly on April 26, 2000 the Board of Directors approved amendment to the Plan, subject to shareholder approval, to provide for an additional 3,000,000 shares to be granted under the terms of the Plan, thereby increasing the total number of shares that may be issued under the plan from 3,000,000 to 6,000,000 shares. The amendment to the Plan has been conditionally approved by the Canadian Venture Exchange Inc. ("CDNX"). Certain provisions of the Plan are described below.

(a)  Description of the Plan

(1)  General

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or to the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended, (the "Code"). Certain stock options granted under the Plan may be treated as incentive stock options as defined in Section 422 of the Code ("Incentive Stock Options"). Other stock options, including all options granted under the Plan to individuals who are not employees of the Corporation or any of its subsidiaries are not Incentive Stock Options and are referred to in this Management Information Circular as "Nonstatutory Stock Options".

The purpose of the Plan is to advance the interests of the Corporation and its subsidiaries and affiliates by encouraging the directors, officers, employees and consultants of the Corporation and its subsidiaries to acquire common shares in the Corporation, thereby increasing their proprietary interest in the Corporation, encouraging them to remain associated with the Corporation and its subsidiaries and furnishing them with additional incentive in their efforts on behalf of the Corporation and its subsidiaries in the conduct of their affairs.

(ii)  Common Shares Reserved for Issuance Under the Plan

The common shares to be offered under the Plan consist of common shares of the Corporation's authorized but unissued common shares. The aggregate number of common shares to be delivered upon the exercise of all options granted under the Plan shall not exceed 10% of the Corporation's issued and outstanding common shares from time to time, up to a maximum of 3,000,000 common shares. The number and kind of common shares available for grants under the Plan is subject to adjustment by the Board of Directors if the outstanding common shares of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of securities of the Corporation through re-organization, merger, re-capitalization, re-classification, stock dividend, subdivision or consolidation.

If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased common shares subject thereto will again become available for the purpose of the Plan. No fractional common shares are issued under the Plan on any such adjustment.

To the Effective Date an aggregate of 2,180,000 stock options have been granted to the directors, officers, employees and consultants of the Corporation or its subsidiaries pursuant to the Corporation's Plan of which 180,000 stock options have been exercised. To the Effective Date, 820,000 stock options were available for grant under the Plan.

(iii)  Administration

The Plan is interpreted and administered by the Board of Directors. A majority of the Board of Directors constitutes a quorum, and the acts of a majority of the directors present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the directors.

Subject to the provisions of the Plan, the Board of Directors has authority to construe and interpret the Plan and all option agreements entered into thereunder, to define the terms used in the Plan and in all option agreements entered into thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board of Directors are binding and conclusive on all participants in the Plan and on their legal personal representatives and beneficiaries.

Each option granted under the Plan is to be evidenced by an agreement, signed on behalf of the Corporation and by the optionee, in a form approved by the Board of Directors.

(iv)  Participation and Types of Grants

Directors, officers, management, consultants and employees of the Corporation are eligible for selection to participate in the Plan (such persons hereinafter collectively referred to as "Participants"). The Board of Directors determines to whom options shall be granted, the terms and provisions of the respective option agreements, the time or times at which such options shall be granted, and the number of common shares to be subject to each option. An individual who has been granted an option may, if the Participant is otherwise eligible, and if permitted under the policies of the stock exchange or stock exchanges on which the common shares of the Corporation are listed, be granted an additional option or options if the directors so determine. The rules of any stock exchange upon which the Corporation's common shares are listed are applicable relative to options granted to Participants.

(v)  Exercise Price

The Board of Directors determines the exercise price of the common shares covered by each option granted under the Plan. The exercise price of options granted under the Plan may not be less than the closing price of the Corporation's common shares on the stock exchange or stock exchanges on which the common shares of the Corporation are listed on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, less any discounts permitted by the policy or policies of such stock exchange or stock exchanges.

However, if an option is granted within six months of a public distribution of the Corporation's common shares by way of prospectus, then the minimum exercise price of such option may, if the policy of such stock exchange or stock exchanges requires, be the greater of the closing price of the Corporation's common shares on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, as provided above, and the price per common share paid by the investing public for common shares of the Corporation acquired by the public during such public distribution, determined in accordance with the policy or policies of such stock exchange or stock exchanges.

(vi)  Duration and Exercise of Options

The option period is a period of time fixed by the Board of Directors, not to exceed the maximum period permitted by any stock exchange on which the Corporation's common shares are then listed or other regulatory body having jurisdiction, provided that the option period may be reduced with respect to any option as provided in "Termination of Employment or Service, Death and Assignment" below.

Except as set forth in "Termination of Employment or Service, Death and Assignment" below, no option may be exercised unless the Participant is at the time of such exercise a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates. Provided, however, that any other provision to the contrary, an option granted to a consultant in connection with specific services provided or to be provided by that consultant may be exercised only after the date of completion of such service and prior to 30 days following the date of completion of such service.

Options may be exercised in amounts and at times determined by the Board of Directors. The exercise of any option will be contingent upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of common shares with respect to which the option is being exercised, accompanied by cash payment, certified check or bank draft for the full purchase price of such common shares with respect to which the option is exercised. No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any common shares subject to an option under this Plan, unless and until the certificates for such common shares are issued to such persons under the terms of the Plan.

No person entitled to exercise an option has any of the rights or privileges of a shareholder of the Corporation in respect of any common shares issuable upon exercise of such option until certificates representing such common shares are issued and delivered.

(vii)  Termination of Employment or Service, Death and Assignment

If a Participant ceases to be a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates for any reason (other than death), the Participant may exercise any option then held within 90 days following the Participant's ceasing to be a director, officer, employee or consultant, but only if and to the extent that the Participant was entitled to exercise the option at the date of such cessation.

In the event of the death of a Participant, any option then held by the Participant will be exercisable within the twelve (12) months following the Participant's death, but only: (a) by the person or persons to whom the Participant's rights under the option pass by the Participant's will or the laws of descent and distribution; and (b) if and to the extent that the Participant was entitled to exercise the option at the date of the Participant's death.

(viii)  Amendment and Termination of the Plan

The Board of Directors may, at any time, suspend or terminate the Plan. The Board of Directors may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision may alter the terms of any options theretofore granted under the Plan.

(b)  Summary of United States Federal Income Tax Consequences

(i)  Nonstatutory Stock Options

A. General. Under United States federal income tax law now in effect, no income is realized by the grantee of a Nonstatutory Stock Option until the option is exercised. When a Nonstatutory Stock Option is exercised, the optionee realizes ordinary compensation income, and the Corporation generally becomes entitled to a deduction, in the amount by which the market value of the common shares subject to the Nonstatutory Stock Option at the time of exercise exceeds the exercise price. With respect to options exercised by certain executive officers, the Corporation's deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Corporation is required to withhold on all amounts treated as ordinary income to optionees. Upon the sale of common shares acquired by exercise of a Nonstatutory Stock Option, the amount by which the sale proceeds exceed the market value of the common shares on the date of exercise will constitute capital gain which will be taxable at varying rates depending on the holding period.

B. Exercise by "Insiders". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended, (the 'Exchange Act") unless both (a) the grant of the option was not approved by either the Board of Directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the option within six months of the date of grant.

(ii) Incentive Stock Options

A. General. Under federal income tax law now in effect, no income will be recognized by an optionee upon either grant or exercise of an Incentive Stock Option. The amount by which the market value of common shares issued upon exercise of an Incentive Stock Option exceeds the exercise price, however, is included in the optionee's alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If the optionee holds common shares acquired upon exercise of an Incentive Stock Option for two years after the date of grant and one year after the date of exercise (the "holding periods"), and if the optionee has been an employee of the Corporation (or of any parent or subsidiary of the Corporation) at all times from the date of grant to the date three months before exercise, then any gain realized by the optionee upon sale or exchange of the common shares will be treated as long-term capital gain and any loss will be long-term capital loss.

Generally, if an optionee disposes of common shares acquired upon exercise of an Incentive Stock Option within the holding periods and all requirements other than the holding period rules are met (an "early disposition"), the optionee will recognize ordinary compensation income for the year of disposition equal to the excess of the market value of the common shares on the date of exercise over the option's exercise price. The remainder of the gain realized upon the early disposition, if any, will be capital gain and will be taxed at varying rates depending on the holding period. A special rule limits the amount of ordinary compensation income that must be recognized to the amount of gain realized by the optionee upon the early disposition. As a result, the optionee will not be required to recognize the entire spread between the exercise price and the market value on the date of exercise as ordinary compensation income if the early disposition results in either a loss or a gain smaller than the spread at exercise. If common shares acquired upon exercise of an Incentive Stock Option are disposed of in an early disposition, the Corporation ordinarily will be entitled to a deduction in the year of disposition equal to the amount of ordinary compensation income recognized by the optionee.

B. Exercise by "Insiders". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Exchange Act, unless both (a) the grant of the Incentive Stock Option was not approved by either the Board of Directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the Incentive Stock Option within six months of the date of grant. Optionees who are insiders should consult their individual tax advisers before exercising an Incentive Stock Option in either of those cases.

THE FOREGOING SUMMARY IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL INCOME TAX ASPECTS OF THE PLAN. MOREOVER, THE FOREGOING SUMMARY RELATES ONLY TO FEDERAL INCOME TAX; THERE MAY ALSO BE FEDERAL ESTATE AND GIFT TAX CONSEQUENCES ASSOCIATED WITH THE PLAN, AS WELL AS FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

The following stock options are outstanding to officers, directors, employees and consultants of the Corporation as of December 31, 1999:

         Group                    Number of                                                    Exercise Price
 (number of persons in        Common Shares         Date of Grant           Expiry Date          Per Common
        group)                 Under Option                                                      Share $Cdn
2 Named Executive                   100,000     January 10, 1996/(3)/     January 10, 2001           0.68
Officers                             60,000     March 2, 1998/(4)/        March 2, 2003              0.68
                                    420,000     June 3, 1999              June 3, 2004               0.55

5 Directors/ (1)/                    40,000     January 10, 1996/(3)/     January 10, 2001           0.68
                                     90,000     March 2, 1998/(4)/        March 2, 2003              0.68
                                    560,000     June 3, 1999              June 3, 2004               0.55

15 Others /(2)/                      50,000     January 10, 1996/(3)/     January 10, 2001           0.68
                                     70,000     March 2, 1998/(4)/        March 2, 2003              0.68
                                    271,000     June 3, 1999              June 3, 2004               0.55
                                    179,000     June 3, 1999              June 3, 2004               0.59

Total                             1,840,000

Notes:
(1)  Directors who are not Named Executive Officers.

(2) Includes employees, consultants of the Corporation and its subsidiaries whose holdings are not previously disclosed.

(3) These options originally had an exercise price of Cdn $1.44 but were subsequently repriced to Cdn $0.68 on March 8, 1999.

(4) These options originally had an exercise price of Cdn $1.10 but were repriced to Cdn $0.68 on March 8, 1999.

D.   Other Compensation

During the Corporation's fiscal period ended December 31, 1999, the Corporation accrued and/or paid fees to a law firm for the provision of ongoing legal services to the Corporation amounting to approximately $114,144. Bonnie L. Kuhn, the Secretary and Director of the Corporation, is a partner of such firm.

Other than as set forth herein, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees) during the last completed fiscal year.

                INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
                ------------------------------------------------

No director, executive officer, senior officer or any of their respective associates or affiliates or any proposed nominee director is or has been at any time since the beginning of the last completed fiscal year, indebted to the Corporation or any of its subsidiaries nor has any such person been indebted to any other entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding, provided by the Corporation or any of its subsidiaries.

                  INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS
                  ---------------------------------------------
                        AND IN MATTERS TO BE ACTED UPON
                        -------------------------------

Other than as set forth herein in "Particulars of Matters to be Acted Upon - Approval of the Issuance of Common Shares for Private Placement to Insiders" or as previously disclosed there are no material interests, direct or indirect, of the current directors, senior officers, and shareholders who beneficially own, directly or indirectly, more than ten (10%) percent of the outstanding common shares or any known associate or affiliates of such persons, in any matter to be acted upon nor in any transaction which has materially affected the Corporation since the commencement of the Corporation's last financial year.

                     PARTICULARS OF MATTERS TO BE ACTED UPON
                     ---------------------------------------

To the knowledge of the board of directors of the Corporation, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to the receipt of financial statements and the Auditors' Report thereon, the election of directors, the approval of further private placements, the approval of a private placement with Degerstrom, the approval to hold shareholders meetings in Spokane, Washington and the appointment of auditors.

     (a)  Report to Shareholders

The board of directors of the Corporation have approved all of the information in the Report to Shareholders that accompanies this present Management Information Circular, including the audited consolidated financial statements delivered therewith for the fiscal year ended December 31, 1999.

     (b)  Number of Directors

For this forthcoming year, it is proposed that the board of directors shall consist of six (6) members. At the Meeting, shareholders will be asked to consider and, if thought fit, approve an ordinary resolution fixing the number of directors to six (6).

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the resolution fixing the number of directors to six
(6).

     (c)  Election of Directors

At the Meeting, it will be proposed that six (6) directors be elected to hold office until the next Annual General Meeting of Shareholders or until their successors are elected or appointed. There are presently six (6) directors of the Corporation, each of whose terms of office will expire at the Meeting. It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the board of directors. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his common shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next Annual General Meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Bylaws of the Corporation.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The following sets forth the name of each of the persons proposed to be nominated for election as a director, all positions and offices in the Corporation, presently held by him or her, his or her municipality of residence, his or her principal occupation at the present and during the preceding five years, the period during which he or she has served as a director, and the number of voting common shares of the Corporation that he or she has advised are beneficially owned by him or her, directly or indirectly, or over which control or direction is exercised, as of the Effective Date hereof (except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them).

                                                                                                         Common
                                                                                                         Shares        Percentage
Name, Age and Municipality        Position                                                            Beneficially     of Common
of Residence                        Held            Principal Occupation During Past Five Years       Owned /(6)/    Shares /(6)/
===================================================================================================================================
Allen V. Ambrose, 43            President      Director and President of the Corporation since         407,200/(2)/           1.34%
Spokane, Washington             and Director   November 6, 1995.  Mr. Ambrose is an  Exploration
                                               Manager/Geologist with N.A. Degerstrom, Inc. and
                                               Director of Cadre Resources Ltd. - which is a
                                               mining company

Armand Hansen, 64 /(1)/         Director       A director of the Corporation since November 6,         291,000/(3)/           0.96%
Spokane, Washington                            1995.  Mr. Hansen has served as Vice President of
                                               Operations for Mining Contracting with N.A.
                                               Degerstrom, Inc. for the past 17 years.  He is also
                                               Director and Officer of Aresco Inc., an equipment
                                               manufacturing company, since 1989

Bonnie L. Kuhn, 34              Secretary      A director and officer of the Corporation since June     91,000/(5)/           0.30%
Calgary, Alberta                and Director   19, 1997.  Associate with Ogilvie and Company,
                                               Barristers and Solicitors, from 1994 to December
                                               31, 1998.  From January 1, 1999 to present, a
                                               partner with Armstrong Perkins Hudson, Barristers
                                               & Solicitors.  Director of Talon Petroleums Ltd., an
                                               oil and gas exploration company, from September
                                               1997 to September 1999

John Johnson Crabb, 74 /(1)/    Director       A director of the Corporation since November 6,         190,000/(3)/           0.63%
Madeira Park, B.C.                             1995.  Mr. Crabb was a Mining Executive/Geologist
                                               and Director with Inland Resources, Inc., a mining
                                               company from 1985 to November 1995; Director of
                                               Cadre Resources Ltd. from April 1995 to March
                                               1996

A.D. (Darryl) Drummond, 63      Director       A director of the Corporation since June 26, 1996.      140,000/(4)/           0.46%
Ph.D., P. Eng.                                 Mr. Drummond is a Professional Engineer;
Vancouver, British Columbia                    President of D.D.H. Geomanagement from 1981 to
                                               present; Director of Cadre Resources Ltd. from
                                               November 1994 to February 1995; Director of All
                                               North Resources Ltd. from May 1995 to July 9,
                                               1996; Director of International All-North Resources
                                               Ltd. from July 10, 1996 to present; Director of The
                                               Quinto Mining Corporation from September 11,
                                               1996 to present

Allan J. Marter, 52 /(1)/       Director       A director and officer of the Corporation since June    140,000/(4)/           0.46%
Littleton, Colorado                            19, 1997.  On March 29, 2000, Mr. Marter resigned
                                               as Chief Financial Officer.  Mr. Marter was a

Name, Age and Municipality        Position          Principal Occupation During Past Five Years          Common
of Residence                        Held                                                                 Shares        Percentage
                                                                                                      Beneficially     of Common
                                                                                                      Owned /(6)/    Shares /(6)/
                                               financial advisor in the mining industry and
                                               principal of Waiata Resources from April, 1996 to
                                               present.  From 1992 to April, 1996, employed as a
                                               director with Endeavour Financial Inc.  Director of
                                               Addwest Minerals International, Ltd. formerly Alina
                                               International Industries Ltd. from February 28, 1997
                                               to present. Director of Latitude Minerals Corp. from
                                               September 1999 to present.  Director of Golden
                                               Phoenix Minerals Inc. from October 1999 to
                                               present.  Vice President and Chief Financial Officer
                                               of Golden Star Resources Ltd. from November 9,
                                               1999 to present.  Has provided financial advisory
                                               services to the Corporation through Waiata
                                               Resources from April 30, 1996 through March 29,
                                               2000.


Notes:

(1)  Member of Audit Committee.

(2)  Includes:

     (a stock options entitling the holder to acquire 50,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.44 but were repriced on March 8,
          1999);

     (b stock options entitling the holder to acquire 30,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
          1999); and

     (c stock options entitling the holder to acquire 210,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 190,000 common shares of which options to acquire 110,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 80,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998).

(3)  Includes:

     (a stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.44 but were repriced on March 8,
          1999);

     (b stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
          1999); and

     (c stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and option to acquire 40,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998).

(4)  Includes:

     (a stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
          1999); and

     (b stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 40,000 were exercisable common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998).

(5)  Includes:

     (a stock options entitling the holder to acquire 10,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
          1999); and

     (b stock options entitling the holder to acquire 80,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 60,000 common shares which were exercisable upon payment of Cdn $1.27 per common share (these options originally had an exercise price of Cdn $1.73 but were repriced on February 20, 1998).

(6) Common shares which the person or group has the right to acquire within 60 days after May 1, 2000 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.

The audit committee of the Corporation currently consists of Armand Hansen, Allan J. Marter and John Johnson Crabb. The general function of the audit committee is to review the overall audit plan and the Corporation's system of internal controls, to review the results of the external audit, and to resolve any potential dispute with the Corporation's auditors. The Board of Directors of the Corporation met three times during 1999. The audit committee met one time during 1999. (No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the audit committee of which the director was a member during 1999). The Corporation does not have an executive committee at this time.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the election of the above directors.

     (d)  Approval of the Issuance of Common Shares

Management intends to place before the meeting an ordinary resolution authorizing the Corporation to enter into one or more private placement agreements with subscribers during the twelve (12) month period commencing June 30, 2000, providing for the issuance of up to 30,000,030 common shares of the Corporation or securities convertible into common shares representing approximately 100% of the number of common shares issued and outstanding as at the date hereof at such price per common share, including any applicable discounts, as the directors of the Corporation may approve and the applicable regulatory authorities or stock exchange may permit. If the Corporation issues securities convertible into common shares, the terms of such securities, including conversion rights, and voting rights shall be determined by the Board of Directors. It is not the current intention of management to issue the entire number of common shares authorized pursuant to the proposed resolution; however, pursuant to the Ontario Securities Commission Policy 5.2 ("Policy 5.2"), a corporation is required to obtain shareholder approval to issue common shares or securities convertible into common shares, if such issuance results in an aggregate number of common shares, issued pursuant to the private placement transaction exceeding twenty-five percent (25%) of the outstanding common shares. Prior to the next annual meeting of shareholders, the Corporation may wish to enter into agreements to issue more than 25% of the outstanding common shares so as to provide the Corporation with sufficient working capital to fund its activities.

Management of the Corporation considers that it will be in the best interests of the Corporation to obtain a "blanket" authorization from the shareholders for additional private placements to be entered into during the next twelve (12) months. Such approval will eliminate the need to obtain shareholder approval for each specific private placement, thereby reducing the time required to obtain regulatory approvals for, and decreasing the Corporation's administrative costs relating to, such private placements.

The private placements will only be negotiated if management of the Corporation believes the subscription price is reasonable for the circumstances and if the funds are required by the Corporation to continue or expand its activities. No change in the control of the Corporation is anticipated as a result of the private placements.

Accordingly, at the Meeting, shareholders will be asked to consider and, if thought fit, pass a resolution approving the issuance from time to time of up to an additional 30,000,030 common shares or securities convertible into common shares of the Corporation to subscribers during the period commencing on June 30, 2000 and ending on the day of the next annual general meeting of shareholders.

The price per common share shall be determined in accordance with the policies of the Canadian Venture Exchange (the "Exchange") and Policy 5.2. The Exchange policies provide that the price per security must not be lower than the closing market price of the common shares on the Exchange on the trading day prior to the date on which a press release is issued announcing the proposed private placement, less the applicable discount as follows, provided no common share shall be sold for net proceeds of less than $0.10 per common share:

                Market Price/(1)/   Maximum Discount
                                       Therefrom
                  Up to $0.50              25%
                 $0.51 to $2.00            20%
                  Above $2.00              15%

Note:

(1)  The amounts in this table are in Canadian dollars.

Policy 5.2 provides that the price per security of a common share issued in a private placement shall not be lower than the base price of the common shares offered less the maximum discount as follows, provided that no common share shall be sold for net proceeds of less than $0.20 per common share:

                Base Price/(1)(2)/   Maximum Discount
                                         Therefrom
                   $0.50 or less            25%
                  $0.51 to $2.00            20%
                    Above $2.00             15%

Notes:

(1)  The amounts in this table are in Canadian dollars.

(2)  Base price is defined in Policy 5.2 as the:

          '"Base Price" means the Weighted Average Price of the relevant securities of the issuer for the most recent ten days preceding the agreement day or other relevant day on which actual trading occurred on a published market provided that if trading has not occurred on at least five days during the 90 days preceding the agreement day or other relevant day, then the Base Price shall be nil;

          '"Weighted Average Price" of an issuer's securities for any period means the price determined by multiplying the daily volume of trading of such securities on a published market for each day which is included in the average by the closing price on such market of the relevant securities for each respective day and dividing the sum of all such products by the total number of securities traded;'

Issuance of common shares reserved hereunder may result in dilution to existing shareholders. Directors, officers and other insiders of the Corporation or associates and affiliates thereof may participate in any such private placement, although presently there is no intention in that regard, except as disclosed below.

In accordance with Policy 5.2, no common shares of the Corporation shall be issued pursuant to any private placement transaction in the following circumstances without the further prior approval of disinterested shareholders of the Corporation:

     (a) more than 50% of the common shares of the Corporation being sold are proposed to be purchased by placees who are non-arm's length with the Corporation; or

     (b) the number of common shares of the Corporation purchased during the twelve (12) months preceding the agreement day by placees who are non-arm's length with the Corporation when combined with the number of common shares proposed to be purchased by non-arm's length placees in the proposed private placement exceeds 20% of the issued and outstanding common shares of that class of the Corporation calculated after giving effect to the proposed private placement (but without giving effect to the exercise of any warrants forming part of any private placement); or

     (c) the private placement may result in, or such placement is part of, a transaction involving a change in the effective control of the Corporation (and for the purpose of making that determination any warrants forming part of the private placement shall be deemed to have been exercised).

The Corporation is seeking approval of the shareholders, by ordinary resolution, of the above issuance of securities. In order to be effective, the resolution must be passed by the affirmative vote of a simple majority of the votes cast by shareholders, present in person or by proxy at the Meeting. If the resolution is passed, the resolution shall only be effective until the next annual meeting of shareholders of the Corporation.

The text of the resolution to be considered at the meeting approving the issuance of common shares will substantially be as follows:

     BE IT RESOLVED THAT:

     1. subject to compliance with applicable securities laws and to receipt of necessary regulatory approval and stock exchange approval, the directors of the Corporation are authorized to issue up to 30,000,030 common shares of the Corporation ("Common Shares") valued at the maximum allowable discount permitted under the policies of the Canadian Venture Exchange Inc. and pursuant to Ontario Securities Commission Policy 5.2 or such lesser discount as deemed appropriate by the directors of the Corporation (provided that, in accordance with Ontario Securities Commission Policy 5.2 and the policies of the Canadian Venture Exchange Inc., no Common Share of the Corporation shall be issued for net proceeds of less than $0.10 per Common Share), in connection with one or more private placements of the Corporation in the twelve (12) month period commencing June 30, 2000 at such prices and subject to such terms and with such arms length or non-arms length parties as the directors may from time to time determine without further approval of the shareholders of the Corporation;

     2. the issuance of the Common Shares may be made through an offering of Common Shares, special warrants, units, notes, purchase warrants, any other securities convertible into Common Shares or any combination thereof as the directors in their sole discretion may determine;

     3. this resolution shall be valid only until the next annual meeting of shareholders of the Corporation; and

     4. any one director or officer of the Corporation be and is hereby authorized and directed to execute and deliver all documents and instruments and to do all other acts and things necessary or desirable in connection with the matters contemplated by this resolution.

The Exchange has neither approved nor disapproved any proposed issuance of common shares. On application to approve an issuance of common shares, the Exchange may approve such issuance subject to conditions in its discretion.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the resolution approving the issuance of the above common shares.

     (e)  Approval of the Issuance of Common Shares for Private Placement to
          ------------------------------------------------------------------
          Insiders
          --------

The Corporation anticipates that if private placement transactions are to occur that N.A. Degerstrom, Inc. ("Degerstrom"), Allen Ambrose and/or Brian Gavin could participate in any of the private placement transactions. Degerstrom, which is a large private mining contractor in North America with offices in Spokane, Washington, is a principal shareholder of the Corporation, owning 17% of the issued and outstanding common shares of the Corporation. Allen Ambrose is the President and a director of the Corporation and owns 1.34% of the issued and outstanding common shares of the Corporation. Brian Gavin is the Vice President Exploration for the Corporation and owns 1.35% of the issued and outstanding common shares of the Corporation. The Corporation therefore wishes to obtain shareholder approval to allow Degerstrom, Allen Ambrose and Brian Gavin to participate for more than 50% of any securities being sold or proposed to be sold with respect to any private placement conducted by the Corporation from June 30, 2000 until the next annual meeting of the shareholders. In addition, if Degerstrom participates in any private placement conducted by the

Corporation within the twelve (12) month period from the meeting date, the Corporation wishes to receive shareholder approval to allow Degerstrom to acquire, within any twelve (12) month period of a private placement, common shares, including any common shares purchased on a private placement, which exceed 20% of the Corporation's issued and outstanding common shares. Any private placement conducted by the Corporation in which Degerstrom, Allen Ambrose and/or Brian Gavin may participate is subject to the same pricing conditions as set forth above and stock exchange approval.

The Corporation is seeking the approval of disinterested shareholders, by ordinary resolution, of the participation by Degerstrom, Allen Ambrose and/or Brian Gavin in any private placements of the Corporation within the next twelve
(12) months. This approval is required by Policy 5.2. In order to be effective, the resolution must be passed by the affirmative vote of a simple majority of the votes cast by shareholders, present in person or by proxy at the Meeting. If the resolution is passed, the resolution shall only be effective until the next annual meeting of shareholders of the Corporation. In accordance with Policy 5.2, Degerstrom will not be voting in respect of this resolution.
In addition, Allen Ambrose (director and officer of the Corporation), and Brian Gavin (officer of the Corporation) who are employees of Degerstrom and Armand Hansen who is an employee, director and officer of Degerstrom confirm they will not vote in respect of this resolution.

The text of the resolution to be considered at the meeting approving the Degerstrom, Allan Ambrose and/or Brian Gavin participation will be substantially as follows:

     BE IT RESOLVED THAT:

     1. provided that no common shares of the Corporation ("Common Shares") shall be issued at a discount greater than the maximum allowable discount permitted under the policies of the Canadian Venture Exchange Inc. and pursuant to Ontario Securities Commission Policy 5.2 and in any event for net proceeds of less than $0.10 per Common Share and subject to compliance with applicable securities laws and to receipt of necessary regulatory approval and stock exchange approval, N.A. Degerstrom, Inc. ("Degerstrom"), Allen Ambrose and Brian Gavin may participate in any one or more private placements of the Corporation in the twelve (12) month period commencing June 30, 2000, at such prices and subject to such terms as the directors may from time to time determine, whereunder:

          (a) Degerstrom, Allen Ambrose and Brian Gavin may individually or collectively acquire more than 50% of the Common Shares being sold pursuant to any private placement; and

          (b) the number of Common Shares purchased during the twelve (12) months preceding any private placement by Degerstrom, when combined with the number of Common Shares proposed to be purchased by Degerstrom in any proposed private placement may exceed 20% the issued and outstanding Common Shares of the Corporation after giving effect to any proposed private placement (but without giving effect to the exercise of any warrants forming part of any private placement)

          without further approval of the shareholders of the Corporation.

     2. the issuance of the Common Shares may be made through an offering of Common Shares, special warrants, units, notes, purchase warrants, any other securities convertible into Common Shares or any combination thereof as the directors in their sole discretion may determine;

     3. this resolution shall be valid only until the next annual meeting of shareholders of the Corporation; and

     4. any one director or officer of the Corporation be and is hereby authorized and directed to execute and deliver all documents and instruments and to do all other acts and things necessary or desirable in connection with the matters contemplated by this resolution.

The Exchange has neither approved nor disapproved any proposed issuance of common shares to Degerstrom. On application to approve an issuance of common shares to Degerstrom, Allen Ambrose and/or Brian Gavin, the Exchange may approve such issuance subject to conditions in its discretion.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the resolution approving the participation of Degerstrom, Allen Ambrose and Brian Gavin.

     (f)  Amendment to Stock Option Plan

As stated above in "Compensation of Executive Officers and Directors - Stock Option Plan" the Directors of the Corporation have adopted a stock option plan (the "Plan") the purpose of which is to afford the persons who provide services to the Corporation, whether directors, officers, employees or consultants of the Corporation or it's subsidiaries, an opportunity to obtain a proprietary interest in the Corporation by permitting them to purchase Common Shares of the Corporation and to aid in attracting, as well as retaining and encouraging the continued involvement of such persons with the Corporation. Currently, the maximum number of shares to be delivered upon exercise of all options granted under the Plan has been set at 3,000,000 Common Shares. On April 26, 2000 the Board of Directors approved an amendment to the Plan, subject to shareholder approval, to provide for an additional 3,000,000 shares for the Plan, thereby increasing the total number of shares that could be issued under the Plan from 3,000,000 to 6,000,000 shares. The amendment to the Plan has been conditionally approved by the Canadian Venture Exchange Inc. The Corporation is seeking the approval of the shareholders to amend the Plan to allow for the increase of the maximum number of Common Shares to be delivered upon exercise of all options granted under the Plan from 3,000,000 to 6,000,000.

The Plan is available for review at the offices of Armstrong Perkins Hudson located at 1600, 407 - 2nd Street S.W., Calgary, Alberta, T2P 2Y3 and at the offices of the Corporation during normal business hours.

At the Meeting, the shareholders will be asked to consider and, if thought fit, approve by ordinary resolution, the amendment to the Plan to increase the maximum number of Common Shares to be delivered upon exercise of all options granted under the Plan from 3,000,000 to 6,000,000.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The text of the resolution approving the amendment to the Plan to be considered at the meeting will be substantially as follows:

     BE IT RESOLVED THAT:

     1. The following amendment to the stock option plan of the Corporation approved by the Board of Directors on April 26, 2000 and set forth below:

               Paragraph 3 under the heading "Shares Subject to Plan" be and is hereby deleted and replaced with the following:

               "3.  Shares Subject to Plan

                    Subject to adjustment as provided in Section 15 hereof, the shares to be offered under the Plan shall consist of shares of the Corporation's authorized but unissued common shares. The aggregate number of shares to be delivered upon the exercise of all options granted under the Plan (the "Options") shall not exceed 10% of the Corporation's issued and outstanding common shares from time to time, to a maximum of 6,000,000 shares. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purpose of this Plan."

          be and is hereby approved, confirmed and ratified;

     2. The making by the Board of Directors of such additions, deletions and modifications to the Plan as may be necessary or advisable to give effect to these resolutions or as may be required by applicable regulatory authorities, be and is hereby approved;

     3. Any officer or director of the Corporation be and is hereby authorized to execute all such deeds, documents and other writings and perform such acts as may be necessary in order to give effect to the amendment of the Plan and the Board of Directors from time to time is authorized to grant options in the capital stock of the Corporation pursuant to and in accordance with the Plan as amended;

     4. The Corporation is authorized to reserve and issue up to 3,000,000 additional common shares in the capital of the Corporation pursuant to and in accordance with the Plan.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the resolution approving the amendment to the Plan.

     (g)  Approval of Amendment to the Articles of Amalgamation to Allow
          --------------------------------------------------------------
          Shareholders Meetings to be Held Outside Alberta
          ------------------------------------------------

The Articles of Amalgamation currently allow the Corporation to hold shareholder meetings in Alberta and Vancouver, British Columbia. The Corporation would like the flexibility to hold its shareholder meetings at the location of its head office in Spokane, Washington. Pursuant to sections 126(4) and 167(1)(m) of the Business Corporations Act (Alberta), the shareholders of the Corporation will be asked to consider and, if thought appropriate, approve and adopt a special resolution authorizing the board of directors to amend the Articles of Amalgamation of the Corporation to provide for shareholder meetings to be held in Spokane, Washington as well as Vancouver, British Columbia and the Province of Alberta. In the absence of contrary direction, the Management Designees intend to vote proxies in the accompanying form in favour of this special resolution.

     "BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

     1. The Corporation amend its Articles of Amalgamation to provide for meetings of shareholders to be held in Vancouver, British Columbia; Spokane, Washington and anywhere in Alberta;

     2. The board of directors, in its sole discretion, may act upon this resolution to effect a change in the Articles of Amalgamation of the Corporation, or, if deemed appropriate, may chose not to act upon this resolution;

     3. Should the directors of the Corporation chose to act upon this resolution, they are authorized to execute and file restated Articles of the Corporation as directed by the Registrar of Corporations pursuant to Section 174(1) of the Business Corporations Act (Alberta); and

     4. Any one or more directors are hereby authorized to execute and deliver and file any and all such applications, declarations, documents and other instruments and do all such other acts and things that may be necessary or desirable to give effect to the provisions of this resolution."

     (h)  Appointment of Auditor
          ----------------------

Unless otherwise directed, it is management's intention to vote the proxies in favour of an ordinary resolution to appoint the firm of PricewaterhouseCoopers LLP as auditor of the Corporation to hold office until the close of the next annual general meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns as provided by law and by the Corporation's by-laws and to authorize the directors of the Corporation to fix the remuneration of PricewaterhouseCoopers LLP as auditors of the Corporation. PricewaterhouseCoopers LLP has been the auditor of the Corporation since June 19, 1997.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

                            ATTENDANCE OF ACCOUNTANTS
                            -------------------------

The Corporation has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Representatives of PricewaterhouseCoopers LLP will not be present at the Meeting.

                                     GENERAL
                                     -------

All matters to be brought before the Meeting require, for the passing of same, a simple majority of the votes cast in person or by proxy at the Meeting by the holders of common shares. The contents and the sending of this Management Information Circular have been approved by the board of directors of the Corporation.

                              FINANCIAL STATEMENTS
                              --------------------

Shareholders as of the record date of May 15, 2000, will receive with this Management Information Circular and a copy of the Corporation's 1999 Annual Report, including audited financial statements for the fiscal year ended December 31, 1999. The financial statements of the Corporation contained in Form 10-KSB and Form 10-QSB are incorporated herein by reference.

                     INCORPORATION OF DOCUMENTS BY REFERENCE
                     ---------------------------------------

The following documents filed by the Corporation with the Securities and Exchange Commission are incorporated herein by reference:

(a) The Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999.

(b) The Corporation's Quarterly Report on Form 10-QSB for the period ended March 31, 2000.

All documents subsequently filed by the Corporation pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act are incorporated herein by reference and constitute a part hereof from their respective dates of filing. The Corporation will provide without charge to each person to whom this Management Information Circular is delivered, on the written or oral request of such person, a copy of any and all of the information that has been incorporated by reference herein (other than exhibits to such documents which are not specifically incorporated by reference into the information in this Management Information Circular).
Such requests should be addressed to Art Johnson, Investor Relations at the Corporation's office, 3303 North Sullivan Road, Spokane, Washington, 99216.

                                 OTHER BUSINESS
                                 --------------

While there is no other business other than that mentioned in the Notice of Meeting to be presented for action by the shareholders at the Meeting, it is intended that the proxies hereby solicited will be exercised upon any other matters and proposals that may properly come before the Meeting, or any adjournment or adjournments thereof, in accordance with the discretion of the persons authorized to act thereunder.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than ten percent of the common shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than ten percent of the common shares are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Corporation and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING
                  ---------------------------------------------

Shareholder proposals submitted for inclusion in the 2001 proxy materials and consideration at the 2001 Annual Meeting of Shareholders must be received by the Corporation by January 19, 2001. Any such proposal should comply with the rules promulgated by the Securities and Exchange Commission governing shareholder proposals submitted for inclusion in proxy materials.

                                   CERTIFICATE
                                   -----------



The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.


DATED this 15th day of May 2000.


                ON BEHALF OF THE MANAGEMENT OF MINERA ANDES INC.



"Allen V. Ambrose"
---------------------------
ALLEN V. AMBROSE
President

                              INSTRUMENT OF PROXY
                              -------------------

       FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

                                 June 23, 2000

The undersigned shareholder of Minera Andes Inc. (the "Corporation") hereby appoints Mr. Allen V.Ambrose, President and Director of the Corporation, or failing him Ms. Bonnie L. Kuhn, Secretary and Director of the Corporation, or instead of either of the foregoing _________________________, as proxyholder of the undersigned at the Annual General and Special Meeting of Shareholders (the "Meeting"), to be held on June 23, 2000, and at any adjournment or adjournments thereof, and at any ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholders' direction, except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the common shares represented by this instrument of proxy in the following manner:

1.   FOR [ ]   AGAINST [ ]

     Ordinary resolution setting the number of directors to be elected at six
     (6).

2.   [ ] FOR all nominees except as      [ ] WITHHOLD AUTHORITY
         marked to the contrary below.       to vote for all nominees listed
                                             below.

     Instructions:  To withhold authority to vote for any individual, strike a line through the nominee's name below.

     Allen V. Ambrose, Armand Hansen, Bonnie L. Kuhn, John Johnson Crabb, A.D. Drummond, Allan J. Marter

     The election of the directors for the ensuing year.

3.   FOR [ ]   AGAINST [ ]

     Approving and adopting, with or without modification, the ordinary resolution as more particularly set forth in the Management Information Circular prepared for the purpose of the Meeting authorizing the issuance of up to 30,000,030 common shares of the Corporation or securities convertible into common shares pursuant to one or more private placements in the twelve months commencing June 30, 2000 on the terms and conditions set forth in the Management Information Circular.

4.   FOR [ ]   AGAINST [ ]

     Approving and adopting, with or without modification, the ordinary resolution as more particularly set forth in the Management Information Circular prepared for the purpose of the Meeting relating to the approval of the participation of N.A. Degerstrom, Inc., Allen Ambrose and Brian Gavin in future private placements of the Corporation, on the terms and conditions set forth in the Management Information Circular.

5.   FOR [ ]   AGAINST [ ]

     Approving and adopting, with or without modification, the ordinary resolution as more particularly set forth in the Management Information Circular prepared for the purpose of the Meeting relating to the amendment to the Corporation's stock option plan as more particularly set forth in the Management Information Circular.

6.   FOR [ ]   AGAINST [ ]

     The special resolution amending the Articles of Amalgamation as more particularly set out in the Management Information Circular to permit the Corporation to hold shareholder meetings outside Alberta.

7.   FOR [ ]   WITHHOLD [ ]

     Appointment of PricewaterhouseCoopers LLP as Auditor for the ensuing year at a remuneration to be fixed by the directors.

8. At the discretion of the said proxyholder, upon any amendment or variation of the above matters or any other matter that may be properly brought before the Meeting or any adjournment thereof, in such manner as such proxy, in such proxyholder's sole judgment, may determine.

This Instrument of Proxy is solicited on behalf of the management of the Corporation. If this Instrument of Proxy is received, the shares it represents will be voted as the shareholder indicates above. If this Instrument of Proxy is received but no direction is given above, the shares will be voted in favour of the above matters.

Each shareholder has the right to appoint a proxyholder other than the persons designated above, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder's appointee should be legibly printed in the blank space provided. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and should instruct him on how the shareholder's shares are to be voted.

This Instrument of Proxy must be dated and executed by the shareholder or dated and executed by the shareholder's attorney on behalf of the shareholder if such attorney is authorized, in writing, to do so. If executed by the shareholder's attorney, proof of written authorization must be attached to this Instrument of Proxy.

THE UNDERSIGNED HEREBY revokes any proxies previously given.

DATED this        day of                       , 2000.
           ------        ----------------------


                                       ----------------------------------------
                                       (signature of shareholder)


                                       ----------------------------------------
                                       (name of shareholder - Please Print)


                                       ----------------------------------------
                                       Number of Common Shares Held

                                       NOTES:

                                       1. This Instrument of Proxy will not be
                                          valid and will not be acted upon or
                                          voted unless it is completed as
                                          outlined herein and delivered to the
                                          Corporation c/o the offices of the
                                          Montreal Trust Company of Canada, 6th
                                          Floor, Western Gas Tower, 530 - 8th
                                          Avenue S.W., Calgary, Alberta, T2P
                                          3S8, at least forty eight (48) hours,
                                          excluding Saturdays and holidays,
                                          before the time set for the Meeting or
                                          any adjournment thereof.
                                       2. If the shareholder is an individual,
                                          this Instrument of Proxy must be
                                          executed by the shareholder or his
                                          attorney authorized in writing.
                                       3. If the shareholder is a corporation,
                                          this Instrument of Proxy must be
                                          executed under corporate seal or by a
                                          duly authorized officer or attorney of
                                          the Corporation.
                                       4. Persons signing as executors,
                                          administrators, trustees, etc. should
                                          so indicate and give their full title
                                          as such.

                            SUPPLEMENTARY MAIL LIST
                                  RETURN CARD



NOTE: If you wish to be included in the Supplementary Mailing List of Minera Andes Inc. in order to receive its interim financial statements for the ensuing year, please complete and return this card.

--------------------------------------------------------------------------------

TO:  Minera Andes Inc.
     3303 North Sullivan Road
     Spokane, Washington
     99216 U.S.A.



     The undersigned certifies that the undersigned is the owner of securities of Minera Andes Inc. and requests that the undersigned be placed on the Supplementary Mailing List of Minera Andes Inc. for its interim financial statements for the ensuing year.



DATED:
       --------------------------       --------------------------------------
                                        Name (please print)


                                        --------------------------------------
                                        Address


                                        --------------------------------------


                                        --------------------------------------
                                        Signature


                                        --------------------------------------
                                        Name and title of person signing if
                                        different from name above.